As filed with the Securities and Exchange Commission on June 30, 201 1
File No. 2-96484
File No. 811-04258

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 29	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 29	☒

Value Line Convertible Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

7 Times Square, 21st Floor,
New York, New York 100 36-6524
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 907-1 9 00

Mitchell E. Appel
Value Line Convertible Fund, Inc.
7 Times Square, 21st Floor,
New York, New York 100 36-6524
(Name and Address of Agent for Service)

Copy to:
Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	on August 31 , 201 1 pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

Value Line Convertible Fund, Inc.
( Ticker Symbol : VALCX)

P R O S P E C T U S
S E P T E M B E R 1, 201 1

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

T A B L E O F C O N T E N T S

Fund Summary
Investment o bjective Page 2
Fees and e xpenses Page 2
Principal i nvestment s trategies of the Fund Page 3
Principal r isks of i nvesting in the Fund Page 4
Fund p erformance? Page 6
Management Page 7
Purchase and sale of Fund shares Page 8
Tax information Page 8
Payments to broker-dealers and other financial intermediaries Page 8

How the Fund is Managed
Investment objective Page 9
Principal investment strategies Page 9
Non-principal investment strategies Page 11
The principal risks of investing in the Fund Page 12

Who Manages the Fund
Investment Adviser Page 14
Management fees Page 14
Portfolio management Page 15

About Your Account
How to buy shares Page 16
How to sell shares Page 19
Frequent purchases and redemptions of Fund shares Page 22
Special services Page 23
Dividends, distributions and taxes Page 24

Financial Highlights
Financial Highlights Page 26
For more information Page 29

F U N D S U M M A R Y

Investment o bjective

The Fund’s investment objective is to seek high current income together with capital appreciation.

Fees and e xpenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0. 53%
Total Annual Fund Operating Expenses	1. 53%
Less Management Fee and 12b-1 Fee Waiver*	-0.275%
Net Expenses	1. 255%

*
Effective September 1, 201 1 through August 31, 201 2 , EULAV Asset Management (the “Adviser”) and EULAV Securities LLC (the “Distributor”) contractually agreed to waive a portion of the management fee equal to 0.125% of the Fund’s average daily net assets and a portion of the 12b-1 fee equal to 0.15% of the Fund’s average daily net assets, respectively. The waivers cannot be terminated before August 31, 2012 without the approval of the Fund’s Board of Directors.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Convertible Fund	$128	$456	$808	$1,800

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 95 % of the average value of its portfolio.

Principal i nvestment s trategies of the Fund

To achieve the Fund’s investment objective, under normal conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in U.S. “convertible securities” — that is bonds, debentures, corporate notes, or preferred stocks, which are convertible into common stock. The Fund will provide its shareholders with at least 60 days prior notice of any change in this policy. The Fund may also invest up to 20% of its net assets in non-convertible debt or equity securities, U.S. government securities, warrants, repurchase agreements or money market instruments.

The Fund may invest in Rule 144A securities and in both investment-grade and, without restriction, in lower rated, high yielding securities (“junk bonds”). Junk bonds are typically rated below investment grade by one or more of the rating agengies or, if not rated, are determined to be of equivalent quality by Adviser.

While the Fund is actively managed by the Adviser, the Adviser relies primarily on the rankings of companies by the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System (the “Ranking Systems”), as well as the Value Line Convertibles Survey, in selecting securities for purchase or sale. The return provided by a convertible security depends largely on the performance of the common stock for which it can be exchanged. Thus, the Adviser’s evaluation of a convertible security begins with its ranking of the underlying common stock, using the Ranking System s. The rank for the common stock is then combined with the Adviser’s evaluation of the convertible security which is based on the Value Line Convertibles Survey. The Ranking Systems are proprietary quantitative systems that compare an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The Fund principally invests in convertible securities that are issued by companies in the United States with a market capitalization of $1.5 billion or more at the time of investment and ranked 1 or 2 by either Ranking System although it may also purchase securities ranked 3. Although the Adviser relies primarily on the rankings of companies by the Ranking Systems and the Value Line Convertibles Survey in selecting securities, the Adviser has discretion in determining the securities in which the Fund shall invest and in what amounts such investments shall be made, taking into account the potential risk and reward of each investment and its liquidity. The Adviser may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. The Fund’s portfolio is actively traded.

Principal r isks of i nvesting in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. Therefore, before you invest in the Fund you should carefully evaluate the risks.

Convertible securities are often lower-quality debt securities and have less potential for gain or loss than common stock. High-yielding, lower rated securities (junk bonds) have certain speculative characteristics, are subject to greater market fluctuations and involve greater investment risk, including the possibility of default or bankruptcy, and lack of liquidity and risk of loss of income and principal, than is the case with lower yielding, higher rated securities. Issuers of lower rated securities are more likely to experience financial stress in periods of economic downturn or rising interest rates.

Other risks that you assume when investing in the Fund are those associated with investing in common stocks and market risk, the possibility that the securities in a certain market will decline in value because of factors such as changes in interest rates, declines in consumer confidence or poor earnings reports. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole. There is also the risk that any of the Fund’s holdings could have its credit rating downgraded or the issuer could default, or there could be a sharp rise in interest rates causing the value of certain of the Fund’s securities to fall. Unlike debt securities, which have a preference to an issuer’s assets in case of liquidation or bankruptcy, equity securities are entitled to the residual value after the issuer meets its other obligations.

The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The Fund will be affected by changes in stock prices, which tend to fluctuate more than bond prices and by changes in interest rates.

The Fund has a high portfolio turnover rate which may result in higher brokerage commissions and may negatively affect the Fund’s performance.

Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There is no guarantee that the Adviser’s investment strategies , including its use of the Ranking Systems and the Value Line Convertibles Survey, will produce the desired results.

The Adviser ’s use of the results of the Ranking Systems and the Value Line Convertibles Survey in managing the Fund involves the risk that the Ranking Systems and the Value Line Convertibles Survey may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems or the Value Line Convertibles Survey, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to sell a security at a lower price, sell other securities instead or forgo an investment opportunity. This could have a negative effect on the Fund’s performance.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 12.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Fund p erformance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500® Index which is a broad based market index. These returns are also compared to the Merrill Lynch Convertible Index , a more narrow index that more closely reflects the market sectors in which the Fund invests. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total returns (before taxes) as of 12/31 each year (%)

Best Quarter: Q3 2009 12.01% Worst Quarter: Q4 2008 –19.84%

As of July 31, 201 1 , the Fund had a year-to-date total return of %.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”) .

Average Annual Total Returns for Periods Ended December 31, 20 10

	1 year	5 years	10 years
Value Line Convertible Fund
Return before taxes	16.46%	3.86%	3.01%
Return after taxes on distributions	15.64%	2.95%	2.09%
Return after taxes on distributions and sale of Fund shares	10.65%	2.95%	2.13%
S&P 500 ® (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
Merrill Lynch Convertible Index (reflects no deduction for fees, expenses of taxes)	15.68%	6.72%	5.64%

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager. Jeffrey Geffen is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Geffen has been the portfolio manager of the Fund since 2001.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $250 .

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 19.

Tax information

The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes , unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

H O W T H E F U N D I S M A N A G E D

Investment objective

The Fund’s investment objective is to seek high current income together with capital appreciation. Although the Fund will strive to achieve its investment objective, there is no assurance that it will succeed.

Principal investment strategies

Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.

Under normal conditions, the Adviser invests at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in U.S. convertible securities. The Fund will provide its shareholders with at least 60 days prior notice of any change in this policy. The Fund may also invest up to 20% of its net assets in non-convertible debt or equity securities, U.S. government securities, warrants, repurchase agreements or money market instruments.

The Fund may invest in Rule 144A securities and in both investment-grade and, without restriction, in lower rated, high yielding securities (“junk bonds”). Junk bonds are typically rated below investment grade by one or more of the rating agencies or, if not rated, are determined to be of equivalent quality by the Adviser. Securities received upon conversion or exercise of warrants and securities remaining upon the breakup of units or detachments of warrants may also be retained in the Fund’s portfolio to permit orderly disposition or for federal income tax purposes. The Fund is not required to sell securities for the purpose of assuring that 80% of its net assets are invested in convertible securities.

Convertible securities are often lower-quality debt securities and have less potential for gain or loss than common stock.

While the Fund is actively managed by the Adviser, the Adviser primarily relies on the Ranking Systems and the Value Line Convertibles Survey i n selecting securities for purchase or sale. The return provided by a convertible security depends largely on the performance of the common stock for which it can be exchanged. Thus, the Adviser’s evaluation of a convertible security begins with the ranking of the underlying common stock, using the Ranking Systems.

The rankings of companies by the Value Line Timeliness Ranking System (the “Timeliness Rankings”) has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the latest reported earnings deviated from estimated earnings, among other factors. The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 stocks, including those with large, mid and small market capitalizations , recently approximating 95% of the market capitalization of all stocks traded on U.S. securities exchanges. There are a relatively small number of foreign issuers that are included (approximately 8% as of July 31, 201 1 ), and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all 1,700 stocks under review. The Timeliness Rankings are updated weekly to reflect the most recent information.

The Value Line Performance Ranking System for common stocks was introduced in 1995. The universe of stocks followed by the Performance Ranking System consists of approximately 2,900 stocks of companies with smaller market capitalizations (under $1 billion) , and mid-sized market capitalizations (between $1 billion and $5 billion ) , along with a relatively small number of foreign issuers (less than 1% as of July 31, 201 1 ). This stock ranking system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranking System uses a scale of 1 (highest) to 5 (lowest) to compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all 2,900 stocks under review. The Performance Rankings are updated weekly.

The rank for the common stock is then combined with the Adviser’s evaluation of the convertible security which is based on the Value Line Convertibles Survey . Using a statistical evaluation model, a rank is assigned to approximately 499 convertible securities and more than 11 warrants in The Value Line Convertibles Survey issued by companies that are ranked in The Value Line Investment Survey. An additional 123 convertible securities and 66 warrants are evaluated but not ranked because the underlying stocks are not ranked by The Value Line Investment Survey. The Value Line Convertible s Survey , which has been published in essentially its present form since 1973, makes a comparison of the historic price relationship of the convertible security to its underlying stock (or to other issues of a similar nature) making adjustments for any changes in conditions that have occurred, to estimate the degree to which the convertible security may be underpriced or overpriced. Convertible securities issued by companies that are ranked by The Value Line Investment Survey are then ranked on a scale of 1 (highest) to 5 (lowest) based on the estimated total return (from income or dividends plus appreciation) relative to risk during the coming year. The Value Line Convertible Rankings are published four times a month in The Value Line Convertibles Survey.

Neither Ranking System eliminate s market risk, but the Adviser believes that they provide objective standards for determining expected relative performance of a stock over the next six to twelve months. Under normal conditions, the Fund purchases convertible securities ranked 1 or 2 although it may also purchase securities ranked 3. The Fund principally invests in convertible securities issued by companies in the United States with a market capitalization of $1.5 billion or more at the time of investment. The number of convertible securities ranked 1 and 2 in the Value Line Convertibles Survey will change from week to week. As of July 30, 201 1 , there were 154 convertible securities ranked 1 and 96 ranked 2, not all of which are in the Fund’s portfolio or will be purchased by the Fund. Although the Adviser relies primarily on the ranking of companies by the Ranking Systems and the Value Line Convertibles Survey, the Adviser has discretion in determining the securities in which the Fund shall invest and in what amounts such investments shall be made , taking into account the potential risk and reward of each investment and its liquidity. The Adviser may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. The utilization of the Ranking Systems and the Value Line Convertibles Survey is no assurance that the Fund will perform similarly to or more favorably than the market in general over any particular period.

Non-principal investment strategies

Temporary defensive position . From time to time in response to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest a portion of its assets in cash, cash equivalents or U.S. government securities. This could help the Fund avoid losses, but it may have the effect of reducing the Fund’s capital appreciation or income, or both. If this occurs, the Fund may not achieve its investment objective.

There are other non-principal investment strategies and associated risks discussed in the Statement of Additional Information.

Portfolio turnover

The Fund engages in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective. This strategy results in higher brokerage commissions and other expenses and may negatively affect the Fund’s performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See “Financial Highlights” for the Fund’s most current portfolio turnover rates.

The principal risks of investing in the Fund

■
Because the Fund invests, under normal conditions, a substantial portion of its assets in convertible securities, the value of the securities in its portfolio and the Fund’s share price might decrease in response to the activities of an individual company or in response to general market or economic conditions.

■
Debt securities represent the contractual obligation of an issuer to pay interest and to repay the principal upon maturity and are subject to interest rate and credit risks. Interest rate risk is the decline in the market value of debt securities that usually accompanies a rise in interest rates. Credit risk refers to the possibility that a debt security could have its credit downgraded or that the issuer will fail to pay the principal or interest when due.

■
Convertible securities are often lower-quality debt securities and have less potential for gain or loss than common stock. High yielding, lower rated securities (junk bonds) have speculative characteristics, are subject to greater market fluctuations and involve greater investment risk, including the possibility of default or bankruptcy, and risk of loss of income and principal, than is the case with lower yielding, higher-rated securities. Issuers of lower-rated securities are more likely to experience financial stress in periods of economic downturn or rising interest rates. The market value of junk bonds may also be more sensitive to changes in the securities rating by credit rating agencies. In addition, the issuer’s ability to service its debt may be adversely affected by poor management, inability to meet business forecasts or unavailability of additional financing.

■
The Adviser ’s use of the results of the Ranking Systems and Value Line Convertibles Survey in managing the Fund involves the risk that the Ranking Systems or Value Line Convertibles Survey may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems or Value Line Convertibles Survey , or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

■	The Fund may have a high portfolio turnover rate which may result in higher brokerage commissions and may negatively affect the Fund’s performance.

■
Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategy will produce the desired results.

■
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to sell a security at a lower price, sell other securities instead or forgo an investment opportunity. This could have a negative effect on the Fund’s performance.

■
Other risks that you assume when investing in the Fund are those associated with investing in common stocks and market risk, the possibility that the securities in a certain market will decline in value because of factors such as changes in interest rates, declines in consumer confidence or poor earnings reports. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole. There is also the risk that any of the Fund’s holdings could have its credit rating downgraded or the issuer could default, or there could be a sharp rise in interest rates causing the value of certain of the Fund’s securities to fall. Unlike debt securities, which have a preference to an issuer’s assets in case of liquidation or bankruptcy, equity securities are entitled to the residual value after the issuer meets its other obligations.

■
Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the Statement of Additional Information.

W H O M A N A G E S T H E F U N D

The business and affairs of the Fund are managed by the Fund’s officers under the oversight of the Fund’s Board of Directors.

Investment Adviser

The Fund’s investment adviser is EULAV Asset Management, a Delaware statutory trust, located at 7 Times Square, 21st Floor New York, NY 10036-6524. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2.2 billion as of May 31, 201 1 .

On December 23, 2010, the Adviser was restructured so that it is no longer a wholly-owned subsidiary of Value Line, Inc. (“Value Line”). Value Line has stated that as a result of the restructuring, it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or the Distributor. As a result of the restructuring, the Fund’s prior investment advisory agreement terminated by operation of law, and the Adviser entered into a new investment advisory agreement with the Fund effective upon the closing of the restructuring. The services provided by the Adviser and the rate at which the advisory fee is paid by the Fund under the current investment advisory agreement are the same as under the prior investment advisory agreement. In addition, the other terms of the current investment advisory agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.

Management fees

For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.75% of the Fund’s average daily net assets. Effective September 1, 20 10 , through August 31, 201 1 , the Adviser contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 0.125% of the Fund’s average daily net assets. The Adviser has contractually agreed to extend the fee waiver through August 31, 201 2 . There is no assurance that the Adviser will extend the contractual fee waiver beyond such date.

A discussion regarding the basis for the Board of Directors’ approval of the Fund’s investment advisory agreement is available in the Fund’s most recent annual report to shareholders for the twelve month period ended April 30.

Portfolio management

Jeffrey Geffen is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Geffen has been a portfolio manager of the Fund since 2001. There is additional information in the Statement of Additional Information about Mr. Geffen’s compensation, other accounts he manages and his ownership of Fund shares.

A B O U T Y O U R A C C O U N T

How to buy shares

	■	By telephone

Once you have opened an account, you can buy additional shares by calling 800-243-2729 (the Fund’s transfer agent) between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

	■	By wire

If you are making an initial purchase by wire, you must call the Fund’s transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.

	■	Through a broker-dealer
You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

	■	By mail

Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

	■	Minimum/additional investments

Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for $250. The price you pay for shares will depend on when your purchase order is received. The Fund reserves the right to reject any purchase order within 24 hours of its receipt and to reduce or waive the minimum purchase requirements at any time.

■	Time of purchase

Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV computed after your order is received in proper form as determined by Boston Financial Data Services, Inc. (“BFDS”) as agent for the Fund. The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

Fund shares may be purchased through various third-party intermediaries authorized by the Fund, including banks, brokers, financial advisers and financial supermarkets who may charge a fee. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary. Orders received by BFDS or the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.

■	Distribution plan

The Fund has adopted a plan of distribution under rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund’s average daily net assets with the proceeds used to finance the activities of the Distributor. The plan provides that the Distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the distribution of the Fund’s shares. Such services may include, among other things, answering investor inquiries regarding the Fund, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the Distributor under the plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the plan. Effective September 1, 20 10 through August 31, 201 1 , the Distributor contractually agreed to waive a portion of the Fund’s rule 12b-1 fee equal to 0.15% of the Fund’s average daily net assets. The Distributor has agreed to extend this contractual 12b-1 fee waiver through August 31, 201 2 . There is no assurance that the Distributor will extend the contractual fee waiver beyond such date. Because rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

■	Additional dealer compensation

The Adviser, the Distributor and/or their affiliates may pay additional compensation out of their assets (which generally come s directly or indirectly from the Fund and other Value Line mutual funds) to certain brokerage firms and other intermediaries or their affiliates, based on Fund assets held by that firm, or such other criteria agreed to by the Adviser, the Distributor or their affiliates. The Adviser, the Distributor or their affiliates determine the firms to which payments may be made, which payments may be significant.

Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

■	Net asset value

The Fund’s NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the market value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. The Fund’s convertible securities are valued on the basis of prices provided by an independent pricing service, which pricing service may use market quotations or formula pricing to determine the security’s value. Securities for which quotations are not readily available from the pricing service (including thinly traded securities) or are determined not to reflect accurately fair value are valued within the range of the most recent bid and ask prices. All other assets of the Fund are valued at their fair value by the Adviser pursuant to policies and procedures adopted by the Board of Directors and under the Board’s general supervision. In determining a convertible security’s fair value, the factors to be considered include those that influence the security’s value such as the market price of the underlying common stock. The Fund will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Investments which have a maturity of less than 60 days are valued at amortized cost which represents fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

	■	Important information about opening a new account with the Value Line Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund’s account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.

How to sell shares

	■	General

You can redeem your shares (sell them back to the Fund) at NAV by telephone and by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. Certain redemption request s must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner if the redemption is for $25,000 or more. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

The Fund will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, the Fund will wait until your check has cleared, which can take up to 15 days from the date of purchase, before the proceeds are sent to you.

If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

■	By telephone or wire
You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after the Fund receives your request.

■	By check
You can sell $500 or more of your shares by writing a check payable to the order of any person.

■	Through a broker-dealer

Fund shares may be sold through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary. Orders received by the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.

Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., TD Ameritrade Inc., Pershing LLC and Fidelity Brokerage Services LLC (National Financial Services LLC). You should consult with your broker to determine if it has been so authorized.

■	By exchange

You can exchange all or part of your investment in the Fund for shares in other Value Line mutual funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange.

To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any purchase order within 24 hours of its receipt.

When you send the Fund’s transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent. For each account involved you should provide the account name, number, name of fund and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.

Exchanges among Value Line mutual funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund’s ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

Account minimum

If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

Redemption in kind

The Fund reserves the right to make a redemption in kind—payment in liquid portfolio securities, wholly or in part, rather than cash—if the amount being redeemed is large enough to affect Fund operations. The redeeming shareholder will pay transaction costs to sell these securities and will bear the market and tax risk of holding the securities.

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of the Fund’s shares entail risks, including dilution in the value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund’s Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund considers trading in its shares to be excessive if an investor:

■	sells shares within 30 days after the shares were purchased;

■	makes more than four exchanges out of the Fund during a calendar year (other than systematic purchases and redemptions); or

■	enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades that have been identified by the Fund’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Distributor believes are under their control.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Fund nor any of the Fund’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing the Fund’s policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund’s request, certain identifying and transaction information regarding its underlying shareholders. Should the Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by the underlying shareholders. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.

Special services

To help make investing with the Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

	■	Valu-Matic® allows you to make regular monthly investments of $25 or more automatically from your checking account.

■
Through the Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you for federal income tax purposes.

■
You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer- sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes

The Fund intends to pay dividends from its net investment income, if any, quarterly and to distribute any capital gains that it has realized annually. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a dividend or capital gain distribution, because such dividend or distribution will generally be taxable even though the NAV of shares of the Fund will be reduced by the dividend or distribution.

Dividends and distributions generally are taxable, regardless of whether you reinvest them or receive them in cash. For federal income tax purposes, distributions from short-term capital gains will be taxable to you as ordinary income. Dividends from net investment income will either be taxable as ordinary income or for taxable years beginning before January 1, 201 3 , if certain conditions are met by the Fund and the shareholder, including holding period requirements, as “qualified dividend income,” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

Distributions reported to you by the Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on distributions.

The Fund will send you a statement by February 15th each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

You will generally have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.

As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. You should consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible withholding taxes for non-U.S. shareholders.

F I N A N C I A L H I G H L I G H T S

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from the Fund’s financial statements, which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800-243-2729.

Financial Highlights
Selected data for a share of capital stock outstanding throughout each year

	Years Ended April 30,
	2011	2010		2009	2008	2007
Net asset value, beginning of year	$11.06	$8.79		$12.25	$13.61	$12.78

Income from investment operations:
Net investment income	0.23	0.18		0.11	0.17	0.27
Net gains (losses) on securities (both realized and unrealized)	1.59	2.25		(3.32)	(0.15)	0.87
Total from investment operations	1.82	2.43		(3.21)	0.02	1.14
Less distributions:
Dividends from net investment income	(0.23)	(0.16)		(0.11)	(0.20)	(0.31)
Distributions from net realized gains	—	—		(0.07)	(1.18)	—
Return of capital	—	—		(0.07)	—	—
Total distributions	(0.23)	(0.16)		(0.25)	(1.38)	(0.31)
Net asset value, end of year	$12.65	$11.06		$8.79	$12.25	$13.61
Total return	16.71%	27.73%		(26.18)%	(0.02)%	9.12%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$27,399	$25,894		$22,135	$30,0 3 3	$33,661
Ratio of expenses to average net assets(1)	1.53%	1.76	% (3)	1.91%	1.67%	1.45%
Ratio of expenses to average net assets(2)	1.25%	1.45	% (4)	1.62%	1.37%	1.16%
Ratio of net investment income to average net assets	1.88%	1.81%		1.05%	1.28%	2.10%
Portfolio turnover rate	95%	126%		160%	139%	123%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the advisory fee by the Adviser and , a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.90%, 1.65% , and 1.43%, as of April 30, 2009, 2008, and 200 7 , respectively , and would have been unchanged for the other periods shown.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor.

(3)	Ratio reflects expenses grossed up for the reimbursement by Value Line of certain expenses incurred by the Fund.

(4)	Ratio reflects expenses net of the reimbursement by Value Line of certain expenses incurred by the Fund.

For more information

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and quarterly reports filed with the Securities and Exchange Commission (“ SEC ”) . In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated September 1, 201 1 , which has been filed electronically with the SEC and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to the Fund at 7 Times Square, 21st Floor. New York, NY 100 36-6524 or call toll-free 800-243-2729. You may also obtain the prospectus, Statement of Additional Information and annual and semi-annual reports, free of charge from the Fund’s Internet site at http: // www.vlfunds.com.

Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http: // www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-551-8090.

Investment Adviser	Service Agent
EULAV Asset Management	State Street Bank and Trust Company
7 Times Square, 21st Floor	c/o BFDS
New York, NY 10036-6524	P.O. Box 219729
Kansas City, MO 64121-9729

Custodian	Distributor
State Street Bank and Trust Company	EULAV Securities LLC
225 Franklin Street	7 Times Square, 21st Floor
Boston, MA 02110	New York, NY 10036-6524

Value Line Convertible Fund, Inc.
7 Times Square, 21st Floor , New York, NY 100 36-6524	File No. 811-04258

VALUE LINE CONVERTIBLE FUND, INC.
( Ticker Symbol: VALCX)

7 Times Square, 21st Floor, New York, New York 100 36-6524 800-243-2729 www.vlfunds.com

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 201 1

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Convertible Fund, Inc. (the “Fund”) dated September 1, 201 1 , a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and the report of the independent registered public accounting firm appearing in the Fund’s 201 1 Annual Report to Shareholders (“Annual Report”) are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report and most recent semi-annual report is available from the Fund upon request and without charge by calling 800-243-2729.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

          History and Classification. The Fund is an open-end, diversified management investment company incorporated in Maryland in 1985. The Fund’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust.

Principal Investment Strategies and Risks.

          Convertible Securities. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Because of the conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. In general, convertible securities:

●	have higher yields than common stocks but lower yields than comparable non-convertible securities,

●	may be subject to less fluctuation in value than the underlying stock because of their income, and

●	provide potential for capital appreciation if the market price of the underlying common stock increases (and in those cases may be thought of as “equity substitutes”).

          Convertible bonds and convertible preferred stocks are fixed-income securities that retain the investment characteristics of fixed-income securities until they have been converted. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior securities and, therefore, have a claim against the assets of the issuing corporation that is superior to the claims of holders of the issuer’s common stock upon liquidation of the corporation. Convertible securities, however, are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide income potential and yields that are generally higher than common stocks, but which are generally lower than non-convertible securities of similar credit quality.

          As with all fixed-income securities, convertible securities are subject to changes in value from changes in the level of prevailing interest rates. However, the conversion feature of convertible securities, giving the owner the right to exchange them for the issuer’s common stock, in general causes the market value of convertible securities to increase when the value of the underlying common stock increases, and to fall when the stock price falls. Since securities prices fluctuate, however, there can be no assurance that the market value of convertible securities will increase. Convertible securities generally do not have the same potential for capital appreciation as the underlying stock. When the value of the underlying common stock is falling, the value of the convertible security may not experience the same decline as the underlying common stock. It tends to decline to a level (often called investment value) approximating the yield-to-maturity basis of non-convertible debt of similar credit quality.

          Many convertible securities sell at a premium over their conversion values. Conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. That premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security having capital appreciation potential because of the conversion privilege. If the Fund buys a convertible security at a premium, there can be no assurance that the underlying common stock will appreciate enough for the Fund to recover the premium on the convertible security.

          Convertible securities include convertible preferred stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

          The Fund can also invest in a more recently-developed variety of convertible securities referred to as “mandatory-conversion securities.” These securities may combine several of the features of debt securities and equity securities, including both preferred stock and common stock. Unlike more traditional convertible securities, however, many of these securities have a mandatory conversion feature and an adjustable conversion ratio. As a result, many of these securities offer limited potential for capital appreciation and, in some instances, are subject to unlimited potential for loss of capital. At any time prior to the mandatory conversion date, the issuer can redeem the preferred stock. At its mandatory conversion date, the preferred stock is converted into a share (or a fraction of a share) of the issuer’s common stock at the call price that was established at the time the preferred stock was issued.

          Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund’s income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund’s shares might be reduced. A downgrade in an issuer’s credit rating or other adverse news about an issuer can reduce the market value of that issuer’s securities.

          Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized securities rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, the Adviser will consider if any action is appropriate in light of the Fund’s investment objective and policies.

          Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized securities rating organizations. The Fund may invest in debt securities rated “C” or better.

          Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Declining economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

          The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

          Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

          Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

          Interest Rate Risk. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for debt securities having longer maturities than for shorter-term debt securities. The Fund’s share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund’s investments in debt securities. Also, if interest rates fall, the Fund’s investments in new securities at lower yields will reduce the Fund’s income.

          Stock Market Risk. Because most of the Fund’s investments are convertible into common stock, the prices of the Fund’s investments in convertible securities are sensitive to events that affect the values of the issuer’s common stock. Those can include broad stock market events as well as events affecting the particular issuer, such as poor earnings reports, loss of major customers, major litigation, or regulatory changes affecting the issuer or its industry. The income offered by fixed-income securities can help reduce the effect of that volatility on the Fund’s total return to some degree, but the prices of the Fund’s convertible securities will be affected by those events.

          Rule 144A Securities. The Fund may purchase certain securities (“Rule 144A Securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund’s limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it. To the extent that the liquid Rule 144A Securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund’s investments in Rule 144A Securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests. Under current policies, the Fund cannot invest more than 25% of its assets in Rule 144A Securities.

Non-Principal Investment Strategies And Associated Risks.

          Small Company Risk. While the Fund can buy convertible securities of companies of small, medium or large market capitalizations, to the extent the Fund invests in small-capitalization companies, they may offer greater potential for high total return than securities of larger issuers. Small-cap issuers may have less of a trading market and may be subject to greater risks of default than securities of larger issuers.

          Restricted or Illiquid Securities. On occasion, the Fund may purchase illiquid securities or securities which would have to be registered under the Securities Act if they were to be publicly distributed. However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 10% of the market value of its net assets. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund’s investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale. The Fund will not invest more than 10% of its assets in illiquid securities. If more than 10% of the Fund’s assets are determined to be in illiquid securities, the Fund will take appropriate steps to protect liquidity.

          Covered Call Options. The Fund may write covered call options on securities held in its portfolio (“covered options”) in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying stock at the price specified in the option (the “exercise price”) at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the “premium”). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Because the call option must be covered, the Fund also foregoes the opportunity to sell the underlying security during the option period. The Fund will not write call options in an aggregate amount greater than 25% of its net assets and will only write call options which are traded on a national securities exchange.

          The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund’s portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund’s position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

          Lending Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers or institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33⅓% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, or liquid securities on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund retains the right to call the loaned securities upon notice and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by stockholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

          Short Sales. The Fund may from time to time make short sales of securities in order to protect a profit or attempt to minimize a loss with respect to convertible securities. The Fund will only make a short sale of a security if it owns other securities convertible into an equivalent amount of such securities. No more than 10% of the value of the Fund’s net assets taken at market may at any one time be held as collateral for such sales.

          Repurchase Agreements. The Fund may invest temporary cash balances in repurchase agreements to generate current income. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

          Foreign Securities. The Fund may purchase U.S. dollar denominated securities of foreign issuers which are publicly traded in the United States. Foreign securities involve additional risks and may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there may be less public information about their operations. These risks are typically greater for investments in less-developed countries whose governments and financial markets may be more susceptible to adverse political and economic developments. The Adviser considers these factors in making investments for the Fund. There is no limitation on the amount of the Fund’s assets that may be invested in these types of foreign securities.

Fundamental Policies.

(i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

          (ii)        The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

          (iii)       The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act in selling portfolio securities.

(iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

          (v)          The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

          (vi)        The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund’s net assets. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33⅓% of the total assets of the Fund.

          (vii)       The Fund may not engage in short sales, except to the extent that it owns other securities convertible into an equivalent amount of such securities. Such transactions may only occur for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities. No more than 10% of the value of the Fund’s net assets taken at market may at any one time be held as collateral for such sales.

          (viii)     The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell covered call option contracts on securities owned by the Fund. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., “closing purchase transactions”).

          (ix)        The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (x)          The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(xi) The Fund may not purchase securities for the purpose of exercising control over another company.

          (xii)      The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

(xiii) The Fund may not invest in commodities or commodity contracts.

          (xiv)     The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

(xv) The Fund may not purchase securities on margin or participate on a joint or a joint and several basis in any trading account in securities.

(xvi) The Fund may not purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

(xvii) The investment objective of the Fund is to seek high current income together with capital appreciation.

          If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (ii). For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

          The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

MANAGEMENT OF THE FUND

         The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Director

Interested Director*

Mitchell E. Appel 1970	Director	Since 2010
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
**

Non-Interested Directors

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 1956	Director	Since 2008	President, Meridian Fund Advisers LLC (consultants) April 2009; General Counsel, Archery Capital LLC (private investment fund) until 2009.	Burnham Investors Trust, since 2004 (4 funds).**

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 1931	Director	Since 2000
Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985–1994; Chairman (1993–1997) and Interim President (2002–2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
**

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, 1999–2008; President Emeritus, Skidmore College since 1999 and President, 1987-1998.	**

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 1939	Director	Since 1985	Chairman, Institute for Political Economy.	**

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 1949	Director	Since 1996	Senior Financial Advisor, Veritable, L.P. (investment advisor).	**

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 1954	Director (Chair of the Board of Directors since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005–2007; Managing Director, Weiss, Peck and Greer, 1995–2005.	**

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years

Officers

Mitchell E. Appel 1970	President	Since 2008
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael Wagner 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of the 14 Value Line Funds since 2009; President (2006 – present) and Chief Operating Officer (2004 – 2006) of Northern Lights Compliance Services, LLC; President and Chief Operating Officer, Gemini Fund Services, LLC (2004 – 2006); Director of Constellation Trust Company (until 2008).

Emily D. Washington 1979	Treasurer and Chief Financial Officer	Since 2008	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the 14 Value Line Funds since 2008; Associate Director of Mutual Fund Accounting at Value Line until 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position with the Distributor and the Adviser.
**	Each Director serves as a director or trustee of each of the 14 registered investment companies advised by the Adviser (the “Value Line Funds”).

          Unless otherwise indicated, the address for each of the above is 7 Times Square, 21st Floor, New York, NY 100 36-6524.

          Committees. The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were four meetings of the Audit Committee during the last calendar year. There is a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Directors if she is not available). There were three meetings of the Valuation Committee during the last calendar year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a combined Nominating/Governance Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested Directors and supervise Fund governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met eight times during the last calendar year.

          Board Structure. The Board is comprised of seven Directors, six of whom (85%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Directors”). The Board has appointed Mr. Vandivort (an Independent Director) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Directors. The Valuation Committee is composed of an Independent Director and an interested Director. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.

          The Directors and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Director as the Chair, is appropriate in light of the asset size of the Fund and the other Value Line F unds, the number of Value Line F unds, and the nature of the Value Line Funds’ business, and is consistent with industry best practices. In particular, the Board believes that having a super-majority of Independent Directors is appropriate and in the best interests of Fund shareholders.

          Risk Oversight. As part of its responsibilities for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Directors also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

          The Board, including the Independent Directors, has approved the Fund’s compliance program and appointed the Fund’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund’s compliance program. The Independent Directors generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.

          Qualifications and Experience of Directors. The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Director’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Director of the Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Director that support the conclusion that each person is qualified to serve as a Director.

           Mr. Appel has served as an interested Director on the Board since 2010. His relevant experience includes serving as President of each Value Line Fund since 2008, Chief Financial Officer of Value Line from September 2005 to December 2010 (excluding November 2007 – April 2008) and President of the Adviser since February 2009.

          Ms. Heinzerling has served as an Independent Director on the Board since 2008. Her relevant experience includes being the president of a regulatory consulting company, former general counsel to an investment adviser and a director of an unaffiliated mutual fund family.

          Dr. Oakley has served as an Independent Director on the Board since 2000. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

          Dr. Porter has served as an Independent Director on the Board since 1997. His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

          Dr. Roberts has served as an Independent Director on the Board since 1985. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.

          Ms. Sheerr has served as an Independent Director on the Board since 1996. Her relevant experience includes being a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.

          Mr. Vandivort has served as an Independent Director on the Board since 2008. His relevant experience includes being the former president and chief investment officer of an investment adviser and former chairman of a mutual fund group.

          The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended April 30, 201 1 . Directors who are officers or employees of Value Line or a subsidiary of Value Line do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.

Name of Person	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex (14 Funds)
Interested Director
Mitchell E. Appel*	$–0–	$–0–
Non-Interested Directors
Joyce E. Heinzerling	749	61,250
Francis C. Oakley	749	61,250
David H. Porter	749	61,250
Paul Craig Roberts	749	61,250
Nancy-Beth Sheerr	749	61,250
Daniel S. Vandivort	985	80,250

*
Thomas T. Sarkany served as a Director of the Fund until Mr. Appel’s election as a Director in December 2010. Mr. Sarkany did not receive any compensation from the Fund or any of the Value Line Funds for the fiscal year ended April 30, 2011.

          The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund and in all of the Value Line Funds as of December 31, 20 10 :

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Director
Mitchell E. Appel*	$–0–	$50,001 – $100,000
Non-Interested Directors
Joyce E. Heinzerling	$–0–	$10,001 – $50,000
Francis C. Oakley	$1 – $10,000	$10,001 – $50,000
David H. Porter	$1 – $10,000	$10,001 – $50,000
Paul Craig Roberts	$–0–	Over $100,000
Nancy-Beth Sheerr	$1 – $10,000	$10,001 – $50,000
Daniel S. Vandivort	$–0–	$10,000 – $50,000

*
Thomas T. Sarkany served as a Director of the Fund until Mr. Appel’s election as a Director in December 2010. The dollar range of equity securities in the Fund beneficially owned by Mr. Sarkany as of December 31, 2010 was $0. Aggregate dollar range of equity securities in all of the Value Line Funds beneficially owned by Mr. Sarkany as of December 31, 2010 was over $100,000.

          As of May 31, 201 1 , no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding shares of the Fund other than Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 which owned 322,886 shares of record or approximately 15 % of the shares outstanding and National Financial Services Co., 200 Liberty Street, New York, NY 10281 which owned 205,668 shares or approximately 10 % of the shares outstanding. Value Line and its affiliates and officers and directors of the Fund as a group owned less than 1% of the outstanding shares.

          None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Proxy Voting Policies

          The convertible securities held by the Fund typically are not voting securities. For the securities held by the Fund where the Fund does have voting rights, the Fund receives proxies to vote at those companies’ annual or special meetings. The Board of Directors has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by the Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund’s investment objectives. The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.

          Subject to the Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund’s Proxy Voting Policies to Institutional Shareholder Services, Inc. (“ISS”) , a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, ISS will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of ISS .

          The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.

Election of Directors, Corporate Governance and Routine Matters

●	Generally, the Fund supports the company’s nominees to serve as directors.

●
The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

●	Increases in the number of authorized shares of or issuances of common stock or other equity securities;

●	Provisions of the corporate charter addressing indemnification of directors and officers;

●	Stock repurchase plans; and

●	The selection of independent accountants.

●	The types of matters on corporate governance that the Adviser would expect to vote against include:

●	The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

●	The adoption of a classified board;

●	The adoption of poison pill plans or similar anti-takeover measures; and

●	The authorization of a class of shares not held by the Fund with superior voting rights.

Compensation Arrangements and Stock Option Plans

          The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would normally vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.

Social Policy Based Proposals

          Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect the goal of maximizing the return on funds under management.

          If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

          Every August, the Fund will file with the SEC information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the SEC’s website at http://www.sec.gov or at the Fund’s website at http://www.vlfunds.com.

          Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address or phone number on the cover page of this Statement of Additional Information.

Disclosure of Portfolio Holdings

          The Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.

          In addition, the Fund’s Distributor may produce for marketing purposes Fund fact sheets, which would include the Fund’s top ten holdings and other information regarding the Fund’s portfolio. These fact sheets would be prepared as soon as possible after the end of the fiscal quarter but would not be released until after the Fund has filed with the SEC its annual, semiannual or quarterly report.

          Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund’s service providers and (ii) investment company rating agencies, which are Morningstar, Standard & Poor’s Ratings Services , Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Directors. The Fund’s service providers are its accountants, custodian, administrator, counsel, pricing service (Interactive Data Corporation) and proxy voting service, who may need to know the Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding, based on duties of confidentiality arising under law or contract, that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

          Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards may include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund’s Board of Directors. The Fund does not release portfolio holdings information to any person for compensation.

          The Board of Directors of the Fund has approved the Fund’s portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that the Fund’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES

           On December 23, 2010, EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (“Adviser”). As a result of the restructuring, the Fund’s prior investment advisory agreement terminated by operation of law and the Adviser entered into a new investment advisory agreement with the Fund. The services provided by the Adviser under the new agreement and the rates at which fees are paid by the Fund are the same as under the prior investment advisory agreement. In addition, the other terms of the new investment advisory agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form. See “Ownership and Control of the Adviser” below for a description of the restructuring.

          On November 4, 2009, the SEC, Value Line, the Distributor and two former directors and officers of Value Line settled a matter related to brokerage commissions charged by the Distributor to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004 involving alleged misleading disclosures provided by Value Line to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. Value Line paid disgorgement, interest and penalty of $43.7 million in connection with the settlement, which amounts constitute a “Fair Fund” to be distributed to investors in the Funds who were disadvantaged by such brokerage practices which were discontinued in November 2004. Value Line will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution. Value Line has informed the Funds’ Board that it continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Funds.

          The investment advisory agreement between the Fund and the Adviser provides for a monthly advisory fee at an annual rate equal to 0.75% of the Fund’s average daily net assets. During the fiscal years ended April 30, 200 9 , 20 10 and 201 1 , the Fund paid or accrued to the Adviser advisory fees of $182,658 , $181,890 and $195,165 respectively. Effective September 1, 200 8 through August 31, 201 1 , the Adviser contractually agreed to waive a portion of the Fund’s advisory fee equal to 0.125% of the Fund’s average daily net assets for one year periods. The fees waived amounted to $30,443 , $30,315 and $32,527 for the fiscal years ended April 30, 200 9 , 20 10 and 201 1 , respectively. The Adviser has agreed to extend the contractual fee waiver through August 31, 201 2 . There is no assurance that the Adviser will extend the contractual fee waiver beyond such date.

          The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words “Value Line” in its name only so long as the Adviser serves as investment adviser to the Fund and the Fund does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds. The agreement will terminate upon its “assignment”, as such term is defined in the 1940 Act . The agreement will terminate upon its “assignment” (as such term is defined in the 1940 Act).

          The Adviser currently acts as investment adviser to 13 other investment companies which, together with the Fund, constitute t he Value Line Funds with combined assets under management of approximately $2.2 billion as of May 31, 201 1 .

          Certain of the Adviser’s clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

          The Adviser and/or its affiliates, officers, directors, and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

          The Fund has entered into a distribution agreement with the Distributor a wholly-owned subsidiary of the Adviser, whose address is 7 Times Square, 21st Floor, New York, NY 10036-6524, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares . As part of the restructuring described below, EULAV Securities, Inc. was restructured as a Delaware limited liability company and changed its name to EULAV Securities LLC. No other changes were made to the Distributor’s organization, including its operations and personnel. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line F unds.

          State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Adviser pays State Street $66,900 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund’s independent registered public accounting firm.

           Ownership and Control of the Adviser. As part of the restructuring, the predecessor Adviser’s capital structure was revised so that Value Line owns only nonvoting revenue and profits interests and five individuals each owns 20% of the voting interests of the Adviser. The holders of the Adviser’s voting securities have the right to elect five trustees of the Adviser, who manage the combined company consisting of the Adviser and the Distributor much like a board of directors. Day-to-day management of the Adviser and the Distributor was delegated to its senior executive, Mitchell E. Appel. The current trustees are: Mr. Appel, Avi T. Aronovitz, Richard Berenger, Robert E. Rice and R. Alastair Short.

          Each shareholder was granted a voting profits interest having 20% of the voting power for trustees and other matters to put to shareholders of the Adviser. Collectively, these interests represent 50% of the residual profit of the business, in which the share of Mr. Appel is 45% and the others each 1.25%. Value Line retains a nonvoting profits interest representing the remaining 50% of residual profits and has no power to vote for the election, removal or replacement of trustees of the Adviser. Value Line also has an interest in nondistribution revenues of the business ranging from 41% at business levels of $9 million to as high as 55% at business levels of $35 million or more. In the event the business is sold or liquidated, the first $56.1 million of net proceeds (the value of the business at the time the restructuring was approved by the independent directors of Value Line as determined by such directors after reviewing a valuation report by the directors’ financial advisors) will be distributed in accordance with capital accounts, 20% of the next $56.1 million will be distributed to the holders of the voting profits interests and 80% to the holders of the nonvoting profits interests (initially Value Line) and the excess will be distributed 45% to the holders of the voting profits interests and 55% to the holders of the nonvoting profits interests.

          Value Line (1) granted the Adviser, the Distributor and the Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to use leverage for investment purposes, short selling or other complex or unusual investment strategies to create a risk profile similar to that of so-called hedge funds, (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers and (3) capitalized the business with $7 million of cash and cash equivalents.

          Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, paying compensation in excess of 22.5%-30% of nondistribution revenues (depending on the level of such revenues), declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions.

           Value Line has stated that, as a result of the restructuring, it will no longer “control” (as that term is defined in the 1940 Act) the Adviser or the Distributor. Under the terms of the settlement with the SEC stemming from Value Line’s brokerage practices with certain of the Value Line Funds prior to November 2004, Jean Bernhard Buttner, who controls Arnold Bernhard & Co., Inc. which owns 86.5% of Value Line’s common stock (the “Control Person”), was barred from association with any broker, dealer, or investment adviser and was prohibited from serving or acting in various capacities, including as an “affiliated person” (as that term is defined in the 1940 Act) of the Fund, the Adviser or the Distributor. If the Control Person were to directly or indirectly “control” (as that term is defined in the 1940 Act), the Adviser or the Distributor, the Control Person would be an “affiliated person” of the Adviser or the Distributor and not in compliance with the SEC settlement. The SEC staff has expressed no view and provided no assurances Value Line’s restructuring of the Adviser or the Distributor effects compliance with the SEC settlement.

Portfolio Managers

          Jeffrey Geffen is primarily responsible for the day-to-day management of the Fund’s portfolio.

          Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

          Other Accounts Managed. Jeffrey Geffen is primarily or jointly responsible for the day-to-day management of six Value Line mutual funds with combined total assets at April 30, 201 1 of approximately $ 794 million.

          Material Conflicts of Interest. The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. The Adviser’s private accounts, like the Fund, pay an advisory fee based primarily upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable.

          Ownership of Securities. Jeffrey Geffen does not own any shares of the Fund.

SERVICE AND DISTRIBUTION PLAN

          The Service and Distribution Plan (12b-1 Plan) (the “Plan”) is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. During the year ended April 30, 201 1 , fees of $ 65,055 were accrued under the Plan. The Distributor paid $ 29,854 to other broker-dealers and incurred $ 2,855 in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred. Effective September 1, 2007 through August 31, 201 1 , the Distributor contractually agreed to waive a portion of the 12b-1 fee in an amount equal to 0.15% of the Fund’s average daily net assets for one year periods. The fees waived for the fiscal year ended April 30, 201 1 amounted to $ 39,033 . The Distributor has agreed to extend the contractual fee waiver through August 31, 201 2 . There is no assurance that the Distributor will extend the contractual fee waiver beyond such date.

          The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Directors, including the non-interested Directors, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

          As noted above, the Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.

          The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an “interested person” (as defined in the 1940 Act) must be nominated by existing Directors who are not “interested persons.”

          Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

          The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.

Additional Dealer Compensation

          If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Mutual Funds) from the Distributor, the Adviser and/or their affiliates. Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor, the Adviser and/or their affiliates may vary among intermediaries. The types or payments an intermediary may receive include:

●	Payments under the Plan which are asset based charges paid from the assets of the Fund;

●	Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

          You should ask your intermediary for information about any payments it receives from the Distributor.

          Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

          The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of the Fund’s average daily net assets. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of the Fund’s average daily net assets. However, to the extent the Distributor waives any fees it would have otherwise received under the Plan, the Distributor (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.

          As of June 30, 201 1 , the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Fund’s payment pursuant to the Plan.

National City Bank Pershing LLC
National Financial Services LLC E*TRADE
TD Ameritrade Inc.
Charles Schwab & Co. Inc.
USAA Investment Management Co.
MSCS Financial Services, LLC
The Vanguard Group
Vanguard Marketing Corp.

Financial intermediaries may have been added or removed from the list above since June 30, 201 1 .

BROKERAGE ALLOCATION AND OTHER PRACTICES

          Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.

          During the fiscal years ended April 30, 200 9 , 20 10 and 201 1 , the Fund paid brokerage commissions of $7,048 , $2,181 and $1,662, respectively. During the fiscal year ended April 30, 201 1 , all of the Fund’s brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions.

          Portfolio Turnover. The Fund’s annual portfolio turnover rate has exceeded 100% in four of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund’s portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. Portfolio turnover may also result in capital gain distributions that could increase a shareholder’s income tax liability. The Fund’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Fund’s Prospectus.

CAPITAL STOCK

          Each share of the Fund’s common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

          Purchases: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

          Automatic Purchases: The Fund offers a free service to its shareholders, Valu-Matic®, through which monthly investments of $25 or more may be made automatically into the shareholder’s Fund account. The required form to enroll in this program is available upon request from the Distributor.

          Retirement Plans: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objective of the Fund be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

          Redemption: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act : (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) For such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

          Redemptions are taxable transactions for shareholders that are subject to tax. The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes to the extent that shares of the same Fund are purchased within (before or after) 30 days of the sale.

          It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

          Calculation of Net Asset Value: The net asset value of the Fund’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. The Fund’s convertible securities are valued on the basis of prices provided by an independent pricing service.

TAXES
(See “Dividends, Distributions and Taxes” in the Fund’s Prospectus)

          The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, and assuming the Fund meets the distribution requirements stated below, the Fund is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

          If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above but were eligible for statutory relief, the Fund might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If the Fund were not eligible for such relief or if the Fund does not choose to avail itself of such relief, the Fund generally would be treated as a corporation subject to U.S. federal income tax and when the Fund’s income is distributed, it would be subject to a further tax at the shareholder level.

          The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2 % of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

          Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. In addition, for U.S. federal income tax purposes, the Fund is permitted to carry forward its net capital losses (1) attributable to any taxable year of the Fund commencing prior to December 23, 2010, for up to eight years following the year of the loss and (2) attributable to any taxable year of the Fund commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Fund in such years (if any). Pursuant to a new ordering rule, however, net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may expire unutilized. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income liability to the Fund and are not expected to be distributed as such to shareholders.

          Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or if certain conditions are met, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividend income distributed to individual shareholders will qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code from the Fund’s investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

          A dividend that is attributable to qualified dividend income (if any) of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

          Distributions from net capital gain that are reported to you as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. C apital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 201 2 .

           Recently enacted legislation imposes a new 3.8% Medicare tax on the net investment income of certain U.S. individuals, estates and trusts for taxable years beginning after December 31, 2012. For this purpose, “net investment income” generally includes taxable dividends and redemption proceeds from an investment in a mutual fund, such as the Fund.

          Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

          At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.

          Under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

          The Fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

          If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

          Dividends received by the Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and reported by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares and, to the extent reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Upon request, the Fund will inform shareholders of the amounts of the qualifying dividends.

          To the extent that the Fund invests in securities of foreign issuers, it may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

          If the Fund acquires any equity interest (under proposed Treasury regulations , generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

          Options written or purchased by the Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, short sales, and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

          A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder’s adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. In addition, commencing in 2013, capital gains recognized from redemptions of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts.

          Any loss realized by shareholders upon the sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed to the extent that shares of the Fund are purchased (including through the reinvestment of dividends) within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carrybacks and carryovers for excess losses.

          Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

          Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund).

          A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, subject to certain limited exceptions, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.

          Shareholders who fail to furnish to the Fund their social security or other taxpayer identification numbers and certain related information or who fail to certify that they are not subject to backup withholding will be subject to a 28% U.S. federal “backup withholding” requirement on dividends, distributions of capital gains and redemption proceeds paid by the Fund to such shareholders. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. The backup withholding tax rate is 28% for amounts paid by the Fund through December 31, 201 2 and currently is scheduled to rise to 31% for amounts paid by the Fund after such date.

          The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all U.S. federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for certain taxable years of the Fund commencing prior to January 1, 201 2 , provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and, unless an effective IRS Form W-8 BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. While the Fund does not expect its shares will constitute U.S. real property interests, if the Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or as short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the non-resident alien U.S. withholding tax at the 30% rate (or lower treaty rate if applicable). Non-U.S. shareholders should consult their own tax advisor on these matters.

           Recently enacted legislation will impose a 30% withholding tax on payments (including dividends and gross redemption proceeds) paid by a Fund after December 31, 2012 to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under certain circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes. Shareholders are advised to consult with their tax advisers concerning the application of federal, state, local and foreign taxes to an investment in the Fund.

FINANCIAL STATEMENTS

          The Fund’s financial statements for the year ended April 30, 201 1 , including the financial highlights for each of the five fiscal years in the period ended April 30, 201 1 , appearing in the 201 1 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

PART C: OTHER INFORMATION

Item 28.	Exhibits.

(a)	Articles of Incorporation.*

(b)	By-laws.*

(c)
Instruments Defining Rights of Security Holders. Reference is made to Article Sixth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 16 filed June 30, 1999, and incorporated herein by reference.

(d)	Investment Advisory Agreement. †

(e)	Distribution Agreement. †

(f)	Not applicable.

(g)	Custodian Agreement and Amendment thereto.*

(h)	(1) Administration Agreement with State Street Bank and Trust Company.**

(2) Fee Waiver Agreement .†

(i)	Legal Opinion.*

(j)	Consent of Independent Registered Public Accounting Firm. †

(k)	Not applicable.

(l)	Not applicable.

(m)	Service and Distribution Plan.**

(p)	Code of Ethics. †

(r)	Powers of Attorney. †

*	Filed as an exhibit to Post-Effective Amendment No. 16 filed June 30, 1999, and incorporated herein by reference.

**	Filed as an exhibit to Post-Effective Amendment No. 25, filed August 31, 2007, and incorporated herein by reference.

†	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

  None.

Item 30.	Indemnification.

  Incorporated by reference to Article XII of the By-laws filed as Exhibit (b) to Post-Effective Amendment No. 16, filed June 30, 1999.

Item 31.	Business or Other Connections of Investment Adviser.

          EULAV Asset Management, Registrant’s investment adviser, acts as investment adviser to the registered investment companies in the Value Line Family of Funds listed in Item 32 .
Name	Position With the Adviser	Other Employment

Mitchell Appel	President; Treasurer; Trustee
Chief Financial Officer and President of the Distributor; President and Director of each of the Value Line Funds; Chief Financial Officer of Value Line, Inc. from April 2008 to December 2010; Director of Value Line, Inc. from February 2010 to December 2010

Robert Scagnelli	Vice President	None

Mark Marrone	Chief Compliance Officer	Employee, Northern Lights Compliance Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Emily Washington	Secretary	Chief Financial Officer, Secretary and Treasurer of each of the Value Line Funds

Avi T. Aronovitz	Trustee	Partner Tatum, LLC, 230 Park Ave, NY, NY 10169, 2009-2010; Director, Citrin Cooperman & Company, LLP, 2010-2011

Richard Berenger	Trustee	Chief Compliance Officer, Matrix Capital Group, 420 Lexington Ave, NY, NY 10170, since 2010; Sole Proprietor, RWB Consultants, 45 Dustman Lane, Bardonia, NY 10954, since 2009.

Robert E. Rice	Trustee	Managing Partner, Tangent Capital, 9 West 57th Street, New York, NY 10019

Alistair Short	Trustee	Director, Vice Chairman and Chairman of Audit Committee,Van Eck Funds, 335 Madison Avenue, NY, NY 10017, since 2004

Item 32.	Principal Underwriters.

(a)
EULAV Securities LLC acts as principal underwriter for the following Value Line funds: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Fund, Inc.; The Value Line U.S. Government Money Market Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.

(b)

	(2)	(3)
(1)	Position and Offices	Position and
Name and Principal	with EULAV	Offices with
Business Address	Securities LLC	Registrant

Mitchell Appel	President	President and Director

Raymond Stock	Vice President ; Secretary	None

Howard Spindel	Chief Compliance Officer	None

          The business address of each of the officers and directors is 7 Times Square, 21st Floor, New York, NY 100 36-6524 .

          (c) Not applicable.

Item 33.	Location of Accounts and Records.

EULAV Asset Management
7 Times Square, 21st Floor
New York, NY 100 36-6524
For records pursuant to:
Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
Rule 31a-1(f)

State Street Bank and Trust Company c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
For records pursuant to Rule 31a-1(b)(2)(iv)

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
For all other records

Item 34.	Management Services.

None.

Item 35.	Undertakings.

None.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of June, 201 1 .

VALUE LINE CONVERTIBLE FUND, INC.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*Joyce E. Heinzerling	Director	June 30, 201 1
(Joyce E. Heinzerling)

*Francis C. Oakley	Director	June 30, 201 1
(Francis C. Oakley)

*David H. Porter	Director	June 30, 201 1
(David H. Porter)

*Paul Craig Roberts	Director	June 30, 201 1
(Paul Craig Roberts)

*Nancy-Beth Sheerr	Director	June 30, 201 1
(Nancy-Beth Sheerr)

*Daniel S. Vandivort	Director	June 30, 201 1
(Daniel S. Vandivort)

/s/ Mitchell E. Appel	Director; President and Chief	June 30, 201 1
(Mitchell E. Appel)	Executive Officer (Principal
Executive Officer)

/s/ Emily D. Washington	Treasurer; Principal Financial	June 30, 201 1
(Emily D. Washington)	and Accounting Officer ; Secretary

*By:	/s/ Mitchell E. Appel
( Mitchell E. Appel , Attorney-in-Fact)

* Pursuant to Power of Attorney filed as an exhibit to this Post-Effective Amendment.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated June 28 , 201 1 relating to the financial statements and financial highlights which appears in the April 30, 201 1 Annual Report to Shareholders of Value Line Convertible Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Investment Advisory and Other Services” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, New York
June 29 , 201 1

EXHIBIT INDEX

Exhibit Number	Document Title

(d)	Investment Advisory Agreement

(e)	Underwriting Contract

(h) (2)	Fee Waiver Agreement

(j)	Consent of Independent Registered Public Accounting Firm

(p)	Code of Ethics

(r)	Powers of Attorney